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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date:                                              Nov 1, 1995
Original Settlement Date:                                         Nov 21, 1995
Series Number of Class A-1 Certificates:                             441919AG2
Series Number of Class A-2 Certificates:                                   N/A
Original Sale Balance:                                            $637,660,000
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Servicer Certificate                                             (Page 1 of 3)
Distribution Date:                                                    07/21/97

Investor Certificateholder Floating Allocation Percentage               97.14%
Investor Certificateholder Fixed Allocation Percentage                  97.90%
Aggregate Amount of  Collections                                 21,318,632.77
Aggregate Amount of  Interest Collections                         4,902,043.18
Aggregate Amount of  Principal Collections                       16,416,589.59
Int. Collections Alloc. to Investor                               4,761,795.72
Class A Principal Collections                                    15,516,121.95
Seller Interest Collections                                         140,247.46
Seller Principal Collections                                        900,467.64
Weighted Average Loan Rate                                              13.93%
Net Loan Rate                                                           12.93%
Weighted Average Maximum Loan Rate                                      18.81%
Class A-1 Certificate Rate                                             5.9375%
Maximum Investor Certificate Rate                                     12.9500%
Class A-1 Certificate Interest Distributed                        2,211,910.01
Class A-1 Investor Certificate Interest Shortfall before Draw             0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-1 Carryover Interest Amount                                0.00
Maximum Principal Dist. Amount (MPDA)                            16,071,841.21
Alternative Principal Dist. Amount (APDA)                        15,516,121.95
Rapid Amortization Period? (Y=1, N=0)                                     0.00
Scheduled Principal  Distribution Amount (SPDA)                  15,516,121.95
Principal  allocable to Class A-1                                15,516,121.95
SPDA deposited to Funding Account                                         0.00
Accelerated Principal Distribution Amount                                 0.00
APDA allocable to Class A-1                                               0.00
Reimbursement to Credit Enhancer                                          0.00
Spread Trigger hit?                                                         No
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount                                             694,344.20
Cumulative Investor Liquidation Loss Amount                         694,344.20
Total Principal allocable to A-1                                 16,210,466.15
Beginning Class A-1 Certificate Principal Balance               432,618,052.88
Ending Class A-1 Certificate Principal Balance                  416,407,586.73
Pool Factor (PF)                                                     0.6530245
Retransfer Deposit Amount                                                 0.00
Servicing Fees Distributed                                          363,226.18
Beg. Accrued and Unpaid Inv. Servicing Fees                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                             0.00
End. Accrued and Unpaid Inv. Servicing Fees                               0.00
Aggregate Investor Liquidation Loss Amount                          694,344.20
Investor Loss Reduction Amount                                            0.00
Beginning Pool Balance                                          448,709,104.82
Ending Pool Balance                                             432,477,733.93
Beginning Invested Amount                                       435,871,421.88
Ending Invested Amount                                          419,660,955.73
Beginning Seller Principal Balance                               12,837,682.94
Ending Seller Principal Balance                                  12,816,778.20
Additional Balances                                                 900,467.64
Beginning Funding Account Balance                                         0.00
Servicer Certificate                                             (Page 2 of 3)
Distribution Date:                                                    07/21/97

Ending Funding Account Balance                                            0.00
Ending Funding Acct Balance %(before any purch of Subsequent Loans or rel0.00% Ending Funding Acct Balance %(after purch of Subsequent Loans or release 0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period         0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.0.00
Beginning  Pre-Funding Account Balance                                    0.00
Ending Pre-Funding Account Balance                                        0.00
Pre-Funding Earnings                                                      0.00
Beginning Capitalized Interest Account                                    0.00
Capital Interest Requirement (Transferred to Collection Account)          0.00
Ending Capitalized Interest Account                                       0.00
Beginning Spread Account Balance                                  6,506,737.00
Ending Spread Account Balance                                     6,506,737.00
Beginning Seller Interest                                              2.8610%
Ending Seller's Interest                                               2.9636%
Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       187
     Trust Balance                                                6,455,461.88
   90+ days (Del Stat 3+)
     No. of Accounts                                                       469
     Trust Balance                                               17,241,975.50
   270+ days (Del Stat 9+)
     No. of Accounts                                                       136
     Trust Balance                                                4,807,440.88
   REO
     No. of Accounts                                                        20
     Trust Balance                                                  793,855.30
Rapid Amortization Event ?                                                  No
   Failure to make payment within 5 Business Days of Required Date ?        No
   Failure to perform covenant relating to Trust's Security Interest ?      No
   Failure to perform other covenants as described in the Agreement ?       No
   Breach of Representation or Warranty ?                                   No
   Bankruptcy, Insolvency or Receivership relating to Seller ?              No
   Subject to Investment Company Act of 1940 Regulation ?                   No
   Servicing Termination ?                                                  No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off
Balance                                                                     No
Event of Default ?                                                          No
 Failure by Servicer to make paymt within 5 Bus. Days of Required Date ? No Failure by Servicer to perform covenant relating to Trust's Security Int No Failure by Servicer to perform other covenants as described in the Agreemt No
 Bankruptcy, Insolvency or Receivership relating to Master Servicer ?       No
   Trigger Event ?                                                          No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller                                      1,040,715.10
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                            0.00
Spread Account Draw Amount                                                0.00
Capitalized Interest Account Draw                                         0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                       0.00
Amount paid to Trustee                                                    0.00
Cumulative Draw under Policy                                              0.00
Net Yield                                                                5.25%
Total  Available Funds
     Aggregate Amount of Collections                             21,318,632.77
     Deposit for principal not used to purchase subsequent loans          0.00
     Interest Earnings on the Pre-Funding Account                         0.00
     Deposit from Capitalized Interest Account                            0.00
Servicer Certificate                                             (Page 3 of 3)
Distribution Date:                                                    07/21/97

     Total                                                       21,318,632.77
Application of Available Funds
     Servicing Fee                                                  363,226.18
     Prinicpal and Interest to Class A-1                         18,422,376.16
     Seller's portion of Principal and Interest                   1,040,715.10
     Funds deposited into Funding Account (Net)                           0.00
     Funds deposited into Spread  Account                                 0.00
     Excess funds released to Seller                              1,492,315.33
     Total                                                       21,318,632.77


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.






A Servicing Officer





































Statement to Certificateholders                                  (Page 1 of 1)
Distribution Date:                                                    07/21/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage              97.1390%
Class A Certificateholder Fixed Allocation Percentage                 97.9000%
Beginning Class A-1 Certificate Balance                         432,618,052.88
Class A-1 Certificate Rate                                           5.937500%
Class A-1 Certificate Interest Distributed                            3.468792
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?                                                  No
Class A-1 Certificate Principal Distributed                          25.421802
   Maximum Principal Distribution Amount                             25.204405
   Scheduled Principal  Distribution Amount (SPDA)                   24.332908
   Accelerated Principal Distribution Amount                          0.000000
   Aggregate Investor Liquidation Loss Amount Distributed             1.088894
Total Amount Distributed to Certificateholders                       27.801700
Principal Collections deposited into Funding Account                      0.00
Ending Funding Account Balance                                            0.00
Ending Class A-1 Certificate Balance                            416,407,586.73
Class A-1 Factor                                                     0.6530245
Pool Factor (PF)                                                     0.6530245
Unreimbursed Liquidation Loss Amount                                     $0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount                 $0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount        $0.00
Class A Servicing Fee                                               363,226.18
Beginning Invested Amount                                       435,871,421.88
Ending Invested Amount                                          419,660,955.73
Beginning Pool Balance                                          448,709,104.82
Ending Pool Balance                                             432,477,733.93
Spread Account Draw Amount                                                0.00
Credit Enhancement Draw Amount                                            0.00
DELINQUENCY & REO STATUS
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       187
     Trust Balance                                                6,455,461.88
   90+ days (Del Stat 3+)
     No. of Accounts                                                       469
     Trust Balance                                               17,241,975.50
   REO
     No. of Accounts                                                        20
     Trust Balance                                                  793,855.30
Aggregate Liquidation Loss Amount for Liquidated Loans              567,844.47
Class A-1 Certificate Rate for Next Distribution Date            To be updated
Amount of any Draws on the Policy                                         0.00
Subsequent Mortgage Loans
     No. of Accounts                                                      0.00
     Trust Balance                                                        0.00
Pre-Funded Amount (Ending)                                                0.00
Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                                         0
     Trust Balance                                                        0.00